MERRILL LYNCH
FUNDAMENTAL
GROWTH
FUND, INC.




FUND LOGO




Annual Report

August 31, 1998


Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Lawrence R. Fuller, Senior Vice President and
  Portfolio Manager
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Fundamental
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER


Fiscal Year in Review
For the year ended August 31, 1998, total returns for Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +6.37%, +5.21%, +5.19% and +6.08%, respectively. The total return for the unmanaged Standard & Poor's 500 Index was +8.09% for the same one-year period. The Fund substantially outperformed the Lipper Analytical Services' Growth Funds Average total return of -1.89% for the year ended August 31, 1998, primarily because of the Fund's significant weighting in the retail sector. In January 1998, we anticipated the potential for a rise in the rate of growth of real consumer spending in 1998 as a result of the positive effects of mortgage refinancing with declining consumer financing rates, the reduction in Federal income tax rates for middle-income and low-income households, and low levels of consumer price inflation. This environment had relatively positive effects on the rates of growth of most retailers during the first eight months of 1998.

Another important factor was the Fund's significant weighting in the communications equipment industry during the fiscal year until April 1998. We correctly anticipated the acceleration of capital spending on global wireless communications infrastructure, as well as an increase in spending by public telephone companies and private corporations on Internet access switches and communications devices. Subsequently, we reduced the Fund's exposure to these cyclical growth companies at near-peak levels of absolute stock prices and valuations because of our concerns about the continuation of declining economic activity in Asia. Finally, selected investments in the computer software and pharmaceutical industries were beneficial to the Fund's performance during the 12-month period. Positive returns were posted by the Fund's investments in SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), Microsoft Corporation, Pfizer, Inc., Bristol-Myers Squibb Co. and Merck & Co., Inc. Also, General Electric Company, the Fund's third-largest holding (3.2% of net assets), appreciated by 14.3% during the year. Our investment in SAP AG delivered the greatest return for the fiscal year, appreciating 107%.

Positive returns during the August quarter were produced by holdings in several industry categories. At August 31, 1998, the Fund's largest industry sector was computer software, at 7.9% of net assets. Microsoft Corporation, our largest holding in this industry and the Fund's second-largest holding overall (3.5% of net assets), produced solid returns during the quarter ended August 31, 1998. Other strong contributors during the August quarter included Cisco Systems, Inc., a leading communications equipment company, and Wal-Mart Stores, Inc. in the retail stores sector, which is the Fund's largest equity holding (4.1% of net assets). Staples, Inc., our holding in the retail-specialty industry, was also a strong performer during the August quarter. In the computer sector, COMPAQ Computer Corporation posted positive returns, and Dell Computer Corporation realized significant gains, largely because of an increase in earnings that was above expectations and well above the company's average rate of growth.


The Environment
During most of the quarter ended August 31, 1998, investor concern focused on negative business and political developments in Russia, Japan and the emerging economies of Asia and Latin America, with a particular focus on Brazil. However, concerns about the possible tightening of monetary policy by central banks in the United States, the United Kingdom and Germany appear to be abating. The central bank of Japan recently reduced its borrowing rate from 0.43% to 0.25%. Monetary policy experts appear to be focusing more on the prevalence of lower commodity and manufactured goods prices rather than on the rising prices of a few goods and services. Recent business and economic reports on the US economy suggest a continuation of above-average growth in real consumer spending and corporate spending on technology equipment. US employment is benefiting from a continued growth in demand for personnel in the service industries, which dominate the domestic job market. The decline in the interest rate on the 30-year US Treasury bond lowered residential mortgage financing interest rates to record levels for 1998, and has started a new round of mortgage refinancing that should provide a relatively long-lasting rise in household spending. This is showing up in a sustained high level of spending on new home construction and demand for consumer appliances.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


The improving functionality of the lowest-price desktop personal computers is being well-received by consumers, who continue to purchase these products at a rapid pace. Motor vehicle purchases in the United States also continue at a relatively accelerated rate. There may be further household income tax relief as a result of the political climate, the Federal budget surplus and increasing state and local government budget surpluses. Price inflation remains modest, and consumer financing rates are relatively low with ample availability of funds. Our review of second-quarter corporate profits appears to suggest a slow-growth outlook. We will continue to seek the best investment opportunities by identifying companies with above-average earnings growth.


Investment Overview and Strategy
For the quarter ended August 31, 1998, total returns for Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -10.90%, -11.09%, -11.16% and -10.93%, respectively. For the same three-month period, the Fund's total returns outperformed both the S&P 500 Index total return of -11.93% and the Lipper Analytical Services Growth Funds Average total return of -15.31%. For the 1998 year-to-date period ended August 31, 1998, Merrill Lynch Fundamental Growth Fund, Inc. had total returns for Class A, Class B, Class C and Class D Shares of +1.63%, +0.98%, +0.91% and +1.52%, respectively. For the same 1998 year-to-date period, the S&P 500 Index had a total return of -0.38%, while the year-to-date average return for the Lipper Growth Funds Group was - 5.87%.

During the quarter ended August 31, 1998, our investment strategy was unchanged. We continued to believe that consumer spending would lead real US economic and business activity. Consumption growth has been a contributing factor to a substantial increase in imports of manufactured goods from companies in the struggling economies of Asia and Latin America and will likely continue. It is our opinion that this increase in lower-priced manufactured imports will be more important to US corporate enterprises than the loss of demand for US corporate products in Russia, Japan and other Asian countries and the major economies in Latin America. We believe the competitive situation needs to be researched on a company-by-company basis in order to determine the loss of revenues and profits from the inroads made by less-expensive, foreign-produced manufactured goods, as well as the loss of business from the collapse in consumer demand in Japan and emerging economies.

During the August quarter, we added several new investments in the US retail industry. Abercrombie & Fitch Co., a rapidly growing and well-managed specialty retailer, was added to the Fund because we believed it possesses a relatively attractive valuation relative to the company's potential growth prospects. Ascend Communications, Inc. was added to the Fund's communications equipment sector because of potential earnings growth from the consummation of an important strategic acquisition. Also, the company is a leader in the rapid-growth segment of the network communications equipment market. Safeway Inc. was added to the Fund's food merchandising holdings because we believed that the company offers an attractive valuation from ongoing internal restructuring and changes in the management of the stores.

Several other companies were added to the Fund's portfolio for their attractive valuations, including Network Appliance, Inc., America Online Inc., Cable & Wireless PLC and GTE Corporation. Network Appliance, Inc. designs, manufactures and installs advanced database file servers for primary usage in Internet sites. America Online Inc., the leading consumer access provider to the Internet, continues to show rapid growth of new subscribers, revenues and fees from advertising and commercial access partnerships. We believe Cable & Wireless will experience improved rates of growth and profitability in wireless communication operations as well as more profitable operations in Hong Kong and China. GTE Corporation offers potential for above-average growth in earnings from a unique and broad-based local access franchise and rapid growth in value-added commercial communication services, including Internet access and communications.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998

In Conclusion
We continue to have a positive outlook for US stocks over the next fiscal year. In particular, we believe that our focus on high-quality, large-capitalization companies with above-average earnings growth prospects is likely to provide strong investment returns. It is our opinion that relatively slow real global economic growth, coupled with low inflation and low interest rates, will provide an attractive environment for large global companies with unique and/or value-added products and services.

We thank you for your investment in Merrill Lynch Fundamental Growth Fund, Inc., and we look forward to reviewing our outlook and strategy and outlook in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager


October 6, 1998




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                           10/21/94**      8/98

ML Fundamental Growth Fund, Inc.++--
Class A Shares*                             $ 9,475       $20,135

ML Fundamental Growth Fund, Inc.++--
Class B Shares*                             $10,000       $20,326

S&P 500 Total Return Index++++              $10,000       $22,343



A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                           12/24/92**      8/98

ML Fundamental Growth Fund, Inc.++--
Class C Shares*                             $10,000       $20,108

ML Fundamental Growth Fund, Inc.++--
Class D Shares*                             $ 9,475       $19,924

S&P 500 Total Return Index++++              $10,000       $24,841

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        +32.09%        +25.15%
Inception (10/21/94)
through 6/30/98                           +28.59         +26.72

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        +30.70%        +26.70%
Inception (10/21/94)
through 6/30/98                           +27.28         +27.14

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        +30.72%        +29.72%
Five Years Ended 6/30/98                  +20.68         +20.68
Inception (12/24/92)
through 6/30/98                           +17.19         +17.19

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        +31.70%        +24.79%
Five Years Ended 6/30/98                  +21.62         +20.31
Inception (12/24/92)
through 6/30/98                           +18.10         +16.95

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent Performance Results
                                                     12 Month          3 Month       Since Inception
                                                   Total Return      Total Return      Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*      +6.37%            -10.90%          +112.50%
ML Fundamental Growth Fund, Inc. Class B Shares*      +5.21             -11.09           +104.26
ML Fundamental Growth Fund, Inc. Class C Shares*      +5.19             -11.16           +101.08
ML Fundamental Growth Fund, Inc. Class D Shares*      +6.08             -10.93           +110.27
Standard & Poor's 500 Index**                         +8.09             -11.93        +123.43/+148.40

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods are Class A & Class B Shares, from 10/21/94 to 8/31/98 and Class C & Class D Shares, from 12/24/92 to 8/31/98.
**An unmanaged broad-based Index comprised of common stocks. Since inception total returns are from 10/21/94 to 8/31/98 and from 12/24/92 to 8/31/98, respectively.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS
                          Shares                                                                      Value      Percent of
Industries                 Held                  Stocks                                Cost         (Note 1a)    Net Assets
Advertising             145,596     Interpublic Group of Companies, Inc.        $    6,405,679     $    8,298,972      0.7%

Banking & Financial     333,658     Banc One Corporation                            15,921,915         12,679,004      1.1
                         90,750     BankAmerica Corporation                          6,793,727          5,813,672      0.5
                         82,725     Citicorp                                        12,538,555          8,944,641      0.8
                        303,325     Mellon Bank Corporation                         18,166,682         15,772,900      1.4
                        255,000     NationsBank Corporation                         19,686,900         14,535,000      1.3
                        188,062     State Street Corporation                         9,604,604          9,790,978      0.9
                                                                                --------------     --------------    ------
                                                                                    82,712,383         67,536,195      6.0

Beverages               381,000     Coca-Cola Company (The)                         30,048,481         24,812,625      2.3
                         72,798     Seagram Company Ltd. (The)                       3,053,720          2,247,638      0.2
                                                                                --------------     --------------    ------
                                                                                    33,102,201         27,060,263      2.5

Broadcasting--          242,660     Chancellor Media Corp. (Class A)                11,531,919          8,659,929      0.8
Radio & Television      291,192     Clear Channel Communications, Inc.              13,489,040         13,103,640      1.2
                                                                                --------------     --------------    ------
                                                                                    25,020,959         21,763,569      2.0

Chemicals               181,995     duPont (E.I.) de Nemours & Company              14,129,817         10,498,837      1.0

Communications          120,000   ++Ascend Communications, Inc.                      5,678,871          4,215,000      0.4
Equipment               400,389   ++Cisco Systems, Inc.                             26,698,568         32,781,849      3.0
                        100,300   ++FORE Systems, Inc.                               2,419,105          1,730,175      0.2
                         30,000     Lucent Technologies, Inc.                        2,653,851          2,126,250      0.2
                        242,660   ++Newbridge Networks Corporation                   9,364,675          4,504,376      0.4
                         78,865     Northern Telecom Ltd.                            3,998,913          3,765,804      0.3
                         30,300     Telefonaktiebolaget LM Ericsson (ADR)(a)           820,244            649,556      0.1
                                                                                --------------     --------------    ------
                                                                                    51,634,227         49,773,010      4.6

Computers             1,088,204     COMPAQ Computer Corporation                     27,201,602         30,401,699      2.8
                        181,995     Dell Computer Corporation                       14,281,204         18,188,125      1.7
                        121,330     Hewlett-Packard Company                          8,021,348          5,892,088      0.5
                         30,000   ++Network Appliance, Inc.                          1,358,466          1,250,625      0.1
                                                                                --------------     --------------    ------
                                                                                    50,862,620         55,732,537      5.1

Cosmetics               300,016     Gillette Company (The)                          13,207,953         12,338,158      1.1
                         24,266   ++International Flavors & Fragrances, Inc.         1,157,165            940,307      0.1
                                                                                --------------     --------------    ------
                                                                                    14,365,118         13,278,465      1.2

Electrical Equipment     36,399     Emerson Electric Co.                             1,616,259          2,074,743      0.2
                        436,788     General Electric Company                        29,318,730         34,943,040      3.2
                         12,133     Honeywell, Inc.                                    925,783            758,312      0.1
                                                                                --------------     --------------    ------
                                                                                    31,860,772         37,776,095      3.5

Electronics             333,658     Intel Corporation                               25,792,497         23,752,279      2.2
                        121,330     STMicroelectronics (NY Registered Shares)        8,508,566          6,331,909      0.6
                        380,535     Texas Instruments Inc.                          21,951,729         18,146,763      1.6
                                                                                --------------     --------------    ------
                                                                                    56,252,792         48,230,951      4.4

Energy                   30,000     El Paso Energy Corporation                       1,076,486            744,375      0.1
                         30,000     Enron Corp.                                      1,446,269          1,269,375      0.1
                                                                                --------------     --------------    ------
                                                                                     2,522,755          2,013,750      0.2

Entertainment           121,330   ++Viacom, Inc. (Class A)                           5,950,516          5,975,503      0.5
                        750,000     Walt Disney Company (The)                       24,752,062         20,578,125      1.9
                                                                                --------------     --------------    ------
                                                                                    30,702,578         26,553,628      2.4




Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (continued)
                          Shares                                                                      Value      Percent of
Industries                 Held                  Stocks                                Cost         (Note 1a)    Net Assets
Financial Services       67,283     American Express Company                    $    6,728,783     $    5,248,074      0.5%
                        165,450     Federal National Mortgage Association            9,485,025          9,399,628      0.9
                        181,995     Franklin Resources, Inc.                         9,685,981          5,869,339      0.5
                        218,394     Morgan Stanley, Dean Witter, Discover & Co.     14,669,924         12,680,502      1.2
                        193,025     Travelers Group, Inc.                           10,808,904          8,565,484      0.8
                                                                                --------------     --------------    ------
                                                                                    51,378,617         41,763,027      3.9

Food                     36,399     ConAgra, Inc.                                      833,704            900,875      0.1
                         60,665     Wrigley (Wm.) Jr. Company (Class B)              4,533,973          4,701,538      0.4
                                                                                --------------     --------------    ------
                                                                                     5,367,677          5,602,413      0.5

Food Merchandising       48,000     Albertson's, Inc.                                1,895,172          2,427,000      0.2
                        100,000   ++Meyer (Fred), Inc.                               2,405,021          3,931,250      0.4
                         77,210     Safeway Inc.                                     3,514,894          3,040,144      0.3
                                                                                --------------     --------------    ------
                                                                                     7,815,087          9,398,394      0.9

Home Furnishings        355,000     Ethan Allen Interiors, Inc.                     18,274,523         11,537,500      1.0

Hotel                   145,596     Marriott International, Inc. (Class A)           4,604,375          4,085,788      0.4

Household Products       42,466     Colgate-Palmolive Company                        3,658,569          3,062,860      0.3
                         97,064     Kimberly-Clark Corporation                       4,857,102          3,700,565      0.3
                        327,591     Procter & Gamble Company (The)                  24,841,110         25,060,712      2.3
                        274,000     Unilever N.V. (NY Registered Shares)            19,707,062         17,364,750      1.6
                                                                                --------------     --------------    ------
                                                                                    53,063,843         49,188,887      4.5

Information              72,798     America Online Inc.                              6,808,005          5,964,886      0.5
Processing              436,788     First Data Corporation                          15,634,701          9,036,052      0.8
                                                                                --------------     --------------    ------
                                                                                    22,442,706         15,000,938      1.3

Insurance                12,133     Aetna, Inc.                                        976,876            730,255      0.1
                        234,999     American International Group, Inc.              17,950,281         18,168,360      1.7
                                                                                --------------     --------------    ------
                                                                                    18,927,157         18,898,615      1.8

Leisure                 253,690     Polygram N.V. (NY Registered Shares)            13,176,731         13,699,260      1.2

Medical Technology      176,663   ++Boston Scientific Corporation                   10,925,740         12,233,913      1.1
                         20,000     Guidant Corporation                              1,502,734          1,235,000      0.1
                         24,266     Johnson & Johnson                                1,280,674          1,674,354      0.1
                                                                                --------------     --------------    ------
                                                                                    13,709,148         15,143,267      1.3

Oil Services            163,796     Baker Hughes, Inc.                               6,454,745          2,989,277      0.3
                         43,000     Diamond Offshore Drilling, Inc.                  1,967,521            897,625      0.1
                         30,000     Schlumberger Ltd.                                2,064,088          1,314,375      0.1
                                                                                --------------     --------------    ------
                                                                                    10,486,354          5,201,277      0.5

Pharmaceuticals          36,399   ++Amgen, Inc.                                      2,051,765          2,220,339      0.2
                        242,660     Bristol-Myers Squibb Co.                        23,991,077         23,750,347      2.2
                        188,613     Merck & Co., Inc.                               22,279,387         21,867,320      2.0
                        365,458     Pfizer, Inc.                                    31,572,933         33,987,594      3.1
                                                                                --------------     --------------    ------
                                                                                    79,895,162         81,825,600      7.5

Photography              13,000     Eastman Kodak Company                              906,493          1,015,625      0.1

Pollution Control        15,950   ++Waste Management, Inc.                             658,449            703,794      0.1

Publishing              165,450     Gannett Co., Inc.                               11,654,521          9,761,550      0.9

Restaurant              100,000     McDonald's Corporation                           6,091,574          5,606,250      0.5




Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (concluded)
                          Shares                                                                      Value      Percent of
Industries                 Held                  Stocks                                Cost         (Note 1a)    Net Assets
Retail--Specialty        75,000   ++Abercrombie & Fitch Co. (Class A)           $    3,623,250     $    3,225,000      0.3%
                        526,771     CVS Corporation                                 18,929,150         19,161,295      1.7
                        226,261     Gap, Inc. (The)                                 10,766,312         11,553,452      1.0
                        924,747     Staples, Inc.                                   20,129,851         25,083,762      2.3
                        400,000     Walgreen Co.                                    13,741,491         15,400,000      1.4
                                                                                --------------     --------------    ------
                                                                                    67,190,054         74,423,509      6.7

Retail Stores           280,860   ++Federated Department Stores, Inc.               14,162,552         12,234,964      1.1
                        766,950     Wal-Mart Stores, Inc.                           35,745,039         45,058,313      4.1
                                                                                --------------     --------------    ------
                                                                                    49,907,591         57,293,277      5.2

Semiconductors          388,256   ++Applied Materials, Inc.                         13,859,530          9,536,538      0.9

Software--Computer       75,000   ++Baan Company N.V. (US Registered Shares)         3,198,679          2,137,500      0.2
                        397,080     Microsoft Corporation                           35,910,886         38,094,862      3.5
                        551,500   ++PeopleSoft, Inc.                                24,912,072         15,510,938      1.4
                        727,980     SAP AG (Systeme, Anwendungen, Produkte
                                    in der Datenverarbeitung)(ADR)(a)               17,910,883         30,484,163      2.8
                                                                                --------------     --------------    ------
                                                                                    81,932,520         86,227,463      7.9

Telecommunications      388,256     AT&T Corp.                                      25,007,570         19,461,332      1.8
                        154,420     Cable & Wireless PLC (ADR)(a)                    6,210,420          4,381,667      0.4
                        240,000     GTE Corporation                                 12,035,994         12,000,000      1.1
                        479,805     Sprint Corporation                              31,676,974         32,176,923      2.9
                        380,535   ++WorldCom, Inc.                                  18,039,681         15,554,368      1.4
                                                                                --------------     --------------    ------
                                                                                    92,970,639         83,574,290      7.6

Toys                    303,325     Mattel, Inc.                                    11,546,515          9,820,147      0.9

Travel & Lodging        419,140     Carnival Corporation (Class A)                  12,427,222         12,102,667      1.1

                                    Total Stocks                                 1,047,858,389        989,926,348     90.3

                         Face
                        Amount                   Short-Term Securities

Commercial          $10,000,000     Countrywide Home Loans Inc., 5.54%
Paper*                              due 9/24/1998                                    9,964,606          9,964,606      0.9
                     10,000,000     Delaware Funding Corp., 5.52% due
                                    9/03/1998                                        9,996,933          9,996,933      0.9
                     36,682,000     General Motors Acceptance Corp.,
                                    5.81% due 9/01/1998                             36,682,000         36,682,000      3.3
                     10,000,000     International Securitization Corp.,
                                    5.55% due 9/17/1998                              9,975,333          9,975,333      0.9
                     10,000,000     Park Avenue Receivables Corp., 5.54%
                                    due 9/03/1998                                    9,996,922          9,996,922      0.9
                     10,000,000     Variable Funding Capital Corp., 5.53%
                                    due 9/02/1998                                    9,998,464          9,998,464      0.9
                                                                                --------------     --------------    ------
                                                                                    86,614,258         86,614,258      7.8

US Government        25,000,000     Federal Home Loan Mortgage Corporation,         24,935,542         24,935,542      2.3
Agency Obligations*                 5.46% due 9/18/1998

                                    Total Short-Term Securities                    111,549,800        111,549,800     10.1

Total Investments                                                               $1,159,408,189      1,101,476,148    100.4
                                                                                ==============
Liabilities in Excess of Other Assets                                                                  (4,103,815)    (0.4)
                                                                                                   --------------    ------
Net Assets                                                                                         $1,097,372,333    100.0%
                                                                                                   ==============    ======


(a)American Depositary Receipt (ADR).
 ++Non-income producing security.

   See Notes to Financial Statements.

  *Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1998
Assets:             Investments, at value (identified cost--$1,159,408,189) (Note 1a)                     $1,101,476,148
                    Receivables:
                      Capital shares sold                                                 $   8,414,256
                      Dividends                                                                 426,003
                      Securities sold                                                           205,793        9,046,052
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                         105,373
                                                                                                          --------------
                    Total assets                                                                           1,110,627,573
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 7,889,023
                      Securities purchased                                                    3,363,070
                      Distributor (Note 2)                                                      763,673
                      Investment adviser (Note 2)                                               673,377       12,689,143
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       566,097
                                                                                                          --------------
                    Total liabilities                                                                         13,255,240
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,097,372,333
                                                                                                          ==============

Net Assets          Class A Shares of capital stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    1,032,264
                    Class B Shares of capital stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          4,170,506
                    Class C Shares of capital stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            845,381
                    Class D Shares of capital stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            983,405
                    Paid-in capital in excess of par                                                       1,098,603,906
                    Undistributed realized capital gains on investments--net                                  49,668,912
                    Unrealized depreciation on investments--net                                              (57,932,041)
                                                                                                          --------------
                    Net assets                                                                            $1,097,372,333
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $167,132,452 and 10,322,643 shares
                    outstanding                                                                           $        16.19
                                                                                                          ==============
                    Class B--Based on net assets of $641,688,226 and 41,705,055 shares
                    outstanding                                                                           $        15.39
                                                                                                          ==============
                    Class C--Based on net assets of $130,652,405 and 8,453,814 shares
                    outstanding                                                                           $        15.45
                                                                                                          ==============
                    Class D--Based on net assets of $157,899,250 and 9,834,050 shares
                    outstanding                                                                           $        16.06
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 1998
Investment Income   Dividends (net of $73,209 foreign withholding tax)                                    $    5,254,362
(Notes 1d & 1e):    Interest and discount earned                                                               3,846,805
                                                                                                          --------------
                    Total income                                                                               9,101,167
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                     $   4,761,601
                    Account maintenance and distribution fees--Class B (Note 2)               4,193,008
                    Account maintenance and distribution fees--Class C (Note 2)               1,069,996
                    Transfer agent fees--Class B (Note 2)                                       544,501
                    Registration fees (Note 1f)                                                 379,896
                    Account maintenance fees--Class D (Note 2)                                  252,459
                    Transfer agent fees--Class C (Note 2)                                       141,901
                    Printing and shareholder reports                                            131,985
                    Transfer agent fees--Class A (Note 2)                                       116,674
                    Transfer agent fees--Class D (Note 2)                                       110,960
                    Accounting services (Note 2)                                                 78,323
                    Professional fees                                                            71,181
                    Custodian fees                                                               43,183
                    Directors' fees and expenses                                                 40,260
                    Amortization of organization expenses (Note 1f)                               5,077
                    Other                                                                        16,291
                                                                                         --------------
                    Total expenses                                                                            11,957,296
                                                                                                          --------------
                    Investment loss--net                                                                      (2,856,129)
                                                                                                          --------------

Realized & Unreal-  Realized gain from investments--net                                                       53,073,187
ized Gain (Loss)    Change in unrealized appreciation on investments--net                                   (107,454,701)
on Investments--                                                                                         ---------------
Net (Notes 1b, 1c,  Net Decrease in Net Assets Resulting from Operations                                  $  (57,237,643)
1e & 3):                                                                                                  ==============


                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1998            1997
Operations:         Investment loss--net                                                 $   (2,856,129)  $     (986,327)
                    Realized gain on investments--net                                        53,073,187       63,286,586
                    Change in unrealized appreciation on investments--net                  (107,454,701)      31,560,205
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              (57,237,643)      93,860,464
                                                                                         --------------   --------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                (8,425,794)      (4,708,644)
(Note 1g):            Class B                                                               (34,969,855)     (11,489,976)
                      Class C                                                               (10,532,443)      (4,699,934)
                      Class D                                                                (8,909,959)      (2,535,797)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (62,838,051)     (23,434,351)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                      810,929,738       95,459,275
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                            690,854,044      165,885,388
                    Beginning of year                                                       406,518,289      240,632,901
                                                                                         --------------   --------------
                    End of year                                                          $1,097,372,333   $  406,518,289
                                                                                         ==============   ==============



                    See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                       Class A++++
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                            For the Year Ended           1994++ to
                                                                                      August 31,                Aug. 31,
Increase (Decrease) in Net Asset Value:                                    1998        1997         1996          1995
Per Share           Net asset value, beginning of period                  $  17.37   $  13.60     $  11.66      $   9.99
Operating                                                                 --------   --------     --------      --------
Performance:          Investment income--net                                   .07        .07          .07            --+++++
                      Realized and unrealized gain on investments--net        1.09       4.95         2.13          1.98
                                                                          --------   --------     --------      --------
                    Total from investment operations                          1.16       5.02         2.20          1.98
                                                                          --------   --------     --------      --------
                    Less distributions from realized gain on
                    investments--net                                         (2.34)     (1.25)        (.26)         (.31)
                                                                          --------   --------     --------      --------
                    Net asset value, end of period                        $  16.19   $  17.37     $  13.60      $  11.66
                                                                          ========   ========     ========      ========
Total Investment    Based on net asset value per share                       6.37%     39.24%       19.02%        20.55%+++
Return:**                                                                 ========   ========     ========      ========

Ratios to Average   Expenses                                                  .87%       .99%        1.12%         1.46%*
Net Assets:                                                               ========   ========     ========      ========
                    Investment income--net                                    .37%       .47%         .51%          .02%*
                                                                          ========   ========     ========      ========
Supplemental        Net assets, end of period (in thousands)              $167,133   $ 62,049     $ 47,048      $ 21,288
Data:                                                                     ========   ========     ========      ========
                    Portfolio turnover                                      40.27%     94.38%       82.10%        80.41%
                                                                          ========   ========     ========      ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                       Class B++++
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                            For the Year Ended           1994++ to
                                                                                      August 31,                Aug. 31,
Increase (Decrease) in Net Asset Value:                                    1998        1997         1996          1995
Per Share           Net asset value, beginning of period                  $  16.69   $  13.14     $  11.40      $   9.85
Operating                                                                 --------   --------     --------      --------
Performance:          Investment loss--net                                    (.11)      (.09)        (.07)         (.09)
                      Realized and unrealized gain on
                      investments--net                                        1.05       4.79         2.07          1.95
                                                                          --------   --------     --------      --------
                    Total from investment operations                           .94       4.70         2.00          1.86
                                                                          --------   --------     --------      --------
                    Less distributions from realized gain on
                    investments--net                                         (2.24)     (1.15)        (.26)         (.31)
                                                                          --------   --------     --------      --------
                    Net asset value, end of period                        $  15.39   $  16.69     $  13.14      $  11.40
                                                                          ========   ========     ========      ========

Total Investment    Based on net asset value per share                       5.21%     37.95%       17.68%        19.60%+++
Return:**                                                                 ========   ========     ========      ========


Ratios to Average   Expenses                                                 1.88%      2.02%        2.16%         2.48%*
Net Assets:                                                               ========   ========     ========      ========
                    Investment loss--net                                     (.64%)     (.59%)       (.54%)        (.95%)*
                                                                          ========   ========     ========      ========

Supplemental        Net assets, end of period (in thousands)              $641,688   $216,636     $116,641      $ 63,748
Data:                                                                     ========   ========     ========      ========
                    Portfolio turnover                                      40.27%     94.38%       82.10%        80.41%
                                                                          ========   ========     ========      ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                                  Class C++
from information provided in the financial statements.
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 1998     1997       1996       1995      1994
Per Share           Net asset value, beginning of year             $  16.72     $  13.14   $  11.40  $   9.96   $   9.86
Operating                                                          --------     --------   --------  --------   --------
Performance:          Investment loss--net                             (.11)        (.09)      (.07)     (.09)      (.05)
                      Realized and unrealized gain on
                      investments--net                                 1.05         4.79       2.07      1.84        .15
                                                                   --------     --------   --------  --------   --------
                    Total from investment operations                    .94         4.70       2.00      1.75        .10
                                                                   --------     --------   --------  --------   --------
                    Less distributions from realized gain
                    on investments--net                               (2.21)       (1.12)      (.26)     (.31)        --
                                                                   --------     --------   --------  --------   --------
                    Net asset value, end of year                   $  15.45     $  16.72   $  13.14  $  11.40   $   9.96
                                                                   ========     ========   ========  ========   ========

Total Investment    Based on net asset value per share                5.19%       37.90%     17.68%    18.28%      1.01%
Return:*                                                           ========     ========   ========  ========   ========


Ratios to Average   Expenses                                          1.89%        2.02%      2.15%     2.44%      2.35%
Net Assets:                                                        ========     ========   ========  ========   ========
                    Investment loss--net                              (.63%)       (.58%)     (.57%)    (.88%)     (.52%)
                                                                   ========     ========   ========  ========   ========

Supplemental        Net assets, end of year (in thousands)         $130,652     $ 74,732   $ 54,052  $ 44,220   $ 47,263
Data:                                                              ========     ========   ========  ========   ========
                    Portfolio turnover                               40.27%       94.38%     82.10%    80.41%    112.68%
                                                                   ========     ========   ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.




Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived                                  Class D++
from information provided in the financial statements.
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 1998     1997       1996       1995      1994
Per Share           Net asset value, beginning of year             $  17.27     $  13.54   $  11.64  $  10.09   $   9.91
Operating                                                          --------     --------   --------  --------   --------
Performance:          Investment income (loss)--net                     .02          .03        .03      (.01)       .03
                      Realized and unrealized gain on
                      investments--net                                 1.09         4.93       2.13      1.87        .15
                                                                   --------     --------   --------  --------   --------
                    Total from investment operations                   1.11         4.96       2.16      1.86        .18
                                                                   --------     --------   --------  --------   --------
                    Less distributions from realized gain
                    on investments--net                               (2.32)       (1.23)      (.26)     (.31)        --
                                                                   --------     --------   --------  --------   --------
                    Net asset value, end of year                   $  16.06     $  17.27   $  13.54  $  11.64   $  10.09
                                                                   ========     ========   ========  ========   ========

Total Investment    Based on net asset value per share                6.08%       38.90%     18.70%    19.15%      1.82%
Return:*                                                           ========     ========   ========  ========   ========

Ratios to Average   Expenses                                          1.11%        1.24%      1.37%     1.65%      1.58%
Net Assets:                                                        ========     ========   ========  ========   ========
                    Investment income (loss)--net                      .12%         .17%       .24%     (.10%)      .31%
                                                                   ========     ========   ========  ========   ========

Supplemental        Net assets, end of year (in thousands)         $157,899     $ 53,101   $ 22,892  $ 13,231   $  8,623
Data:                                                              ========     ========   ========  ========   ========
                    Portfolio turnover                               40.27%       94.38%     82.10%    80.41%    112.68%
                                                                   ========     ========   ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,856,129 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                          Account
                        Maintenance      Distribution
                            Fee              Fee

Class B                    0.25%            0.75%
Class C                    0.25%            0.75%
Class D                    0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD           MLPF&S

Class A                     $  1,019        $  13,768
Class D                     $ 43,898        $ 616,164


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


For the year ended August 31, 1998, MLPF&S received contingent deferred sales charges of $618,910 and $22,172 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $55,594 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, FDS, PSI, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1998 were $950,842,517 and $268,219,090, respectively.

Net realized gains (losses) for the year ended August 31, 1998 and net unrealized losses as of August 31, 1998 were as follows:

                                    Realized
                                     Gains       Unrealized
                                    (Losses)       Losses

Long-term investments            $ 53,078,239  $ (57,932,041)
Short-term investments                 (5,052)            --
                                 ------------  -------------
Total                            $ 53,073,187  $ (57,932,041)
                                 ============  =============

As of August 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $58,359,632, of which $61,272,500 related to appreciated securities and $119,632,132 related to depreciated securities. At August 31, 1998, the aggregate cost of investments for Federal income tax purposes was $1,159,835,780.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $810,929,738 and $95,459,275 for the years ended August 31, 1998 and August 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1998                Shares         Amount

Shares sold                        10,150,522   $184,644,940
Shares issued to shareholders
in reinvestment of
distributions                         492,245      8,166,345
                                 ------------   ------------
Total issued                       10,642,767    192,811,285
Shares redeemed                    (3,891,720)   (70,428,026)
                                 ------------   ------------
Net increase                        6,751,047   $122,383,259
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended August 31, 1997                Shares         Amount

Shares sold                         5,300,860   $ 80,749,430
Shares issued to shareholders
in reinvestment of
distributions                         318,999      4,411,762
                                 ------------   ------------
Total issued                        5,619,859     85,161,192
Shares redeemed                    (5,508,434)   (81,532,077)
                                 ------------   ------------
Net increase                          111,425   $  3,629,115
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended August 31, 1998                Shares         Amount

Shares sold                        33,050,643   $574,031,375
Shares issued to shareholders
in reinvestment of
distributions                       2,042,041     32,448,035
                                 ------------   ------------
Total issued                       35,092,684    606,479,410
Automatic conversion
of shares                            (100,555)    (1,730,013)
Shares redeemed                    (6,270,855)  (107,964,345)
                                 ------------   ------------
Net increase                       28,721,274   $496,785,052
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended August 31, 1997                Shares         Amount

Shares sold                         8,146,257   $124,318,206
Shares issued to shareholders
in reinvestment of
distributions                         782,595     10,471,125
                                 ------------   ------------
Total issued                        8,928,852    134,789,331
Automatic conversion
of shares                             (23,111)      (352,449)
Shares redeemed                    (4,796,356)   (69,880,135)
                                 ------------   ------------
Net increase                        4,109,385   $ 64,556,747
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended August 31, 1998                Shares         Amount

Shares sold                         5,075,475   $ 88,126,487
Shares issued to shareholders
in reinvestment of
distributions                         592,391      9,454,545
                                 ------------   ------------
Total issued                        5,667,866     97,581,032
Shares redeemed                    (1,683,540)   (28,971,978)
                                 ------------   ------------
Net increase                        3,984,326   $ 68,609,054
                                 ============   ============


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                        Dollar
Ended August 31, 1997                Shares        Amount

Shares sold                         1,343,912   $20,658,965
Shares issued to shareholders
in reinvestment of
distributions                         310,633      4,165,597
                                 ------------   ------------
Total issued                        1,654,545     24,824,562
Shares redeemed                    (1,297,675)   (19,022,602)
                                 ------------   ------------
Net increase                          356,870   $  5,801,960
                                 ============   ============


Class D Shares for the Year                        Dollar
Ended August 31, 1998                Shares        Amount

Shares sold                         8,037,460   $146,003,016
Automatic conversion of shares         96,623      1,730,013
Shares issued to shareholders
in reinvestment of
distributions                         485,816      8,011,110
                                 ------------   ------------
Total issued                        8,619,899    155,744,139
Shares redeemed                    (1,860,036)   (32,591,766)
                                 ------------   ------------
Net increase                        6,759,863   $123,152,373
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended August 31, 1997                Shares         Amount

Shares sold                         2,051,457   $ 31,598,761
Automatic conversion of shares         22,419        352,449
Shares issued to shareholders in
reinvestment of distributions         164,753      2,268,645
                                 ------------   ------------
Total issued                        2,238,629     34,219,855
Shares redeemed                      (855,358)   (12,748,402)
                                 ------------   ------------
Net increase                        1,383,271   $ 21,471,453
                                 ============   ============

5. Reorganization Plan:
On July 8, 1998, the Fund's Board of Directors approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Fund For Tomorrow, Inc. in exchange for newly issued shares of the Fund. The plan of reorganization is subject to Merrill Lynch Fund For Tomorrow, Inc. shareholder approval. Merrill Lynch Fund For Tomorrow, Inc. is a registered, diversified, open-end management investment company. Both entities have a similar investment objective and are managed by MLAM.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
Merrill Lynch Fundamental Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.

(ERNST & YOUNG)

Princeton, New Jersey
October 5, 1998

</AUDIT-REPORT>


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1998


IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Fundamental Growth Fund, Inc. during its taxable year ended August 31, 1998:
Record             Payable      Qualifying         Federal           Non-Qualifying        Total           Long-Term
Date                Date     Ordinary Income  Obligation Interest   Ordinary Income   Ordinary Income    Capital Gains
Class A Shares

12/05/97           12/15/97      $.119225        $.001906             $.980082           $1.101213         $1.242418*

Class B Shares

12/05/97           12/15/97      $.108092        $.001728             $.888563           $ .998383         $1.242418*

Class C Shares

12/05/97           12/15/97      $.104552        $.001672             $.859457           $ .965681         $1.242418*

Class D Shares

12/05/97           12/15/97      $.116681        $.001866             $.959164           $1.077711         $1.242418*

*Of this long-term capital gain distribution, 37.06% is subject to the 28% tax rate and 62.94% is subject to the 20% tax rate.

The qualifying ordinary income qualifies for the dividends received deductions for corporations.

Please retain this information for your records.




PORTFOLIO INFORMATION (unaudited)


Ten Largest Holdings                         Percent of
(Equity Investments)                         Net Assets

Wal-Mart Stores, Inc.                           4.1%
Microsoft Corporation                           3.5
General Electric Company                        3.2
Pfizer, Inc.                                    3.1
Cisco Systems, Inc.                             3.0
Sprint Corporation                              2.9
SAP AG (Systeme, Anwendungen, Produkte
in der Datenverarbeitung)(ADR)                  2.8
COMPAQ Computer Corporation                     2.8
Staples, Inc.                                   2.3
Procter & Gamble Company (The)                  2.3


Ten Largest Industries                       Percent of
(Equity Investments)                         Net Assets

Software--Computer                              7.9%
Telecommunications                              7.6
Pharmaceuticals                                 7.5
Retail--Specialty                               6.7
Banking & Financial                             6.0
Retail Stores                                   5.2
Computers                                       5.1
Communications Equipment                        4.6
Household Products                              4.5
Electronics                                     4.4


Equity Portfolio Changes for the
Quarter Ended August 31, 1998

Additions

Abercrombie & Fitch Co. (Class A)
America Online Inc.
Ascend Communications, Inc.
Cable & Wireless PLC (ADR)
GTE Corporation
NationsBank Corporation
Network Appliance, Inc.
Safeway Inc.